UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             January 10, 2002
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                   1-10105                   51-0310173
--------------------------------------------------------------------------------
(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
Incorporation or Organization)     File Number)           Identification Number)

 One Rollins Plaza, Wilmington, Delaware                  19803
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Report for the period from October 1, 2001 to October 31, 2001, which the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114 (MFW).

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c)  Exhibits:

          99(h) Monthly Operating Report for the period from October 1, 2001 to October 31, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MATLACK SYSTEMS, INC.


Dated:   January 15, 2002      By: /s/ Stephen E. Judge
                                   ---------------------------------------------
                                   Stephen E. Judge
                                   Chief Reorganization Officer

                                  EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------
99(h) Monthly Operating Report for the period from October 1, 2001 to October 31, 2001.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                          Reporting Period:  October 1, 2001 to October 31, 2001


                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
-----------------------------------------------------------------------------------------------------------------------
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes

 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





--------------------------------                          ----------------------
 Signature of Debtor                                                   Date




--------------------------------                          ----------------------
 Signature of Joint Debtor                                             Date


 /S/ Stephen E. Judge                                            January 8, 2002
--------------------------------                          ----------------------
 Signature of Authorized Individual*                                   Date



Stephen E. Judge                                 Chief Reorganization Officer
-------------------------------------            -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 2: Tax returns relating to the Post-Petition available upon request.
Note 3: Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                          Reporting Period:  October 1, 2001 to October 31, 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS                  For the Current Period
                                                                  From Oct. 1, 2001 to Oct. 31, 2001        Cumulative Since Filing
                                       OPERATING     PAYROLL & TAX        Actual        Projected            Actual      Projected
                                       ---------     -------------        ------        ---------            ------      ---------
                                           (Note 1)
Cash Receipts
    Collection of Accounts              $  411,880                        $  411,880     $  854,000       $ 55,546,551     $  58,407
Receivable
    Other                                3,140,355                         3,140,355        241,600          4,666,334     1,595,600
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Cash Receipts                  3,552,235                         3,552,235      1,095,600         60,212,885    58,003,600
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
                                                                                              -                                -
Cash Disbursements

    Total Payroll                           51,449        254,992            308,441        177,000         21,847,529    22,057,200

    Leased Operators                         3,159                             3,159                         4,861,230     4,890,000

    Operating Expenses

        Fuel                                (1,571)                           (1,571)         -              4,264,500     5,037,000

        Occupancy costs                    112,675                           112,675        131,000          1,774,578     1,982,100

        Equipment Costs                     49,691                            49,691         98,000          2,111,931     2,438,800

        Insurance                          254,145                           254,145        233,600          5,639,610     6,415,400

        Other Operating Expenses           359,134                           359,134        124,000          8,428,461    10,575,999
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Operating Expenses               774,077                           774,077        586,600         22,219,080    26,448,299

    Deposits with Key Vendors                -                                 -              -                 41,148       150,000

    CAPEX - Equipment Refurbishment          -                                 -              -                 13,050       399,200

    Deferred Rental and Leasing              -                                 -              -                 53,789     1,414,000
Costs

    Restructuring Costs                    505,237        338,414            846,651      1,070,800          3,033,079     6,436,200

    Remittance of Equipment Sales        2,848,800                         2,848,800                         6,386,987         -
    Proceeds to Secured Lender

  Inter - Account Transfer                 593,406       (593,406)                                               -
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Disbursements                  4,779,136          -              4,779,136      1,834,400         58,455,892    61,795,699
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
Net Cash Flow/Requirements              (1,226,901)         -             (1,226,901)      (738,800)         1,746,993   (3,792,299)

    Opening Cash                         3,889,576                         3,889,576     (1,736,498)           915,682     1,317,000
                                     -------------- ---------------    -------------- ---------------     ------------- ------------
   Closing Cash                      $   2,882,675                     $   2,882,675  $  (2,475,298)      $  2,662,675  $(2,475,299)
                                     ============== ===============    ============== ===============     ============= ============

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                              Q1                 Q2              Q3          Q4
                                                                              --                 --              --          --
TOTAL DISBURSEMENTS                                                    $ 150,000       $ 31,512,851      $ 22,023,905   $ 4,779,136
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0                  0                 0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0                  0                 0
                                                                       ---------       ------------      ------------    -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES        $ 150,000       $ 31,512,851      $ 22,023,905    $ 4,779,136
                                                                       =========       ============      ============    ===========

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.





In re:  Matlack Systems, Inc., et al.                      Case No.01-1114 (MFW)

                           Reporting Period: October 1, 2001 to October 31, 2001


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
   A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                                                       Expressed in
                          Expressed in USD                                                  USD
                             Converted @                                                Converted @
                               1:1.51                                                    1:1.1.51
              ---------------------------------------------------------------------------------------
                   1              2               3             4             5              6
               Operating      Operating                                                  Operating
                (Mellon    (Mellon Canada     Operating     Operating     Operating    (Bank of Nova
               Lockbox)       Lockbox)       (Mellon DE)  (First Union)   (Mellon)        Scotia)
               #145-2480     #01-600052      #8016-376-9  #2000032632253  #0090907       #00820-15
                Note 1         Note 2          Note 3        Note 4        Note 5         Note 6
              ---------------------------------------------------------------------------------------
BALANCE PER    $2,763,498     ($31,894)         $832,410       $10,918     ($802,787)      ($3,221)
BOOKS
-----------------------------------------------------------------------------------------------------

BANK BALANCE   $2,747,929      $21,866           $73,126       $10,931            $0       $49,565
(+) DEPOSITS           $0           $0                $0            $0            $0            $0
IN TRANSIT
(-)
OUTSTANDING     ($204,791)          $0                $0            $0            $0      ($35,951)
CHECKS
OTHER                  $0           $0                $0            $0            $0            $0
              ---------------------------------------------------------------------------------------
ADJUSTED       $2,543,138      $21,866           $73,126       $10,931            $0       $13,614
BANK BALANCE*
              ---------------------------------------------------------------------------------------
*Adjusted
bank balance
must equal
  balance
per books
(see Note 11)
DEPOSITS IN          None         None              None          None          None          None
TRANSIT
CHECKS                Yes         None              None          None          None           Yes
OUTSTANDING

OTHER

---------------------------------------------------------------------------------
     7           8          9          10          11         12
                        Tax            Tax     Tax        Matlack
  Payroll     Payroll   Prefunding Prefunding  Prefunding    Inc.
  (Mellon)   (Mellon)     Mellon     Mellon      Mellon    Working
 #119-8127   #021-8376  #021-81812  #021-8309  #021-8931    Funds
   Note 7     Note 8      Note 9     Note 9      Note 9    Note 10   Grand Total
---------------------------------------------------------------------------------
  $361,358         $0        $202         $0          $0    $14,985   $3,151,911

---------------------------------------------------------------------------------

  $113,536    $15,933          $0                     $0         $0   $3,032,886
                                                                              $0


 ($113,536)  ($15,933)         $0                                      ($370,211)

                                                                              $0
---------------------------------------------------------------------------------
        $0         $0          $0         $0          $0         $0   $2,662,675

---------------------------------------------------------------------------------
                                                                      (NOTE 11)





      None       None        None       None        None       None

       ALL        ALL        None       None        None       None



Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3: This account is used for cash receipts unrelated to trade receivables.
Note 4: This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8: This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                          Reporting Period:  October 1, 2001 to October 31, 2001


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                   Current                 Cumulative
                                                                    Month                Filing to Date
                                                                    -----                --------------
       REVENUES
       Revenue (Net)                                                     $313,467               $39,878,483
                                                           ========================= ========================
       OPERATING EXPENSES
           Owned Compensation                                               2,244                 9,792,610
           Leased Operator Compensation                                   (30,401)                5,017,523
           Fuel Expense                                                   (54,663)                2,988,689
           Misc. Direct Costs                                             (64,676)                3,707,074
           Cleaning Expenses                                              (51,316)                4,211,539
           Mechanics Compensation                                               0                 1,266,736
           Misc. Maintenance Expense                                      166,808                 1,938,773
           Equipment Costs                                                 46,332                 7,202,730
           Terminal Expenses                                              547,711                 8,694,955
                                                           ------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                  562,039                44,820,629
                                                           ------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                             (248,572)               (4,942,146)
                                                           ========================= ========================
       G&A EXPENSES                                                       759,592                10,801,944
                                                           ------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                       (1,008,164)              (15,744,090)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                              (1,108,884)               (1,167,453)
           Other Income/Deductions                                           (520)                  528,580
                                                           ------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                            (1,109,404)                 (638,873)
                                                           ------------------------- ------------------------
       PROFIT / (LOSS)                                                   $101,240              ($15,105,217)
                                                           ========================= ========================

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                          Reporting Period:  October 1, 2001 to October 31, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                     313,467                1,444,992
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                               313,467               39,878,483
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                             1,625                3,091,600
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                             27                3,554,726
   Fringe Benefits                                                                 592                3,112,164
                                                                  ------------------------ ----------------------
                                                                                 2,244                9,792,610
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                         (5,153)               4,946,153
   Purchased Transportation                                                    (25,248)                  71,370
                                                                  ------------------------ ----------------------
                                                                               (30,401)               5,017,523
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,141,868
   Fuel Outside                                                                (42,760)               1,815,449
   Fuel Taxes                                                                        0                    3,904
   Oil and Oil Tax                                                             (11,903)                  27,468
                                                                  ------------------------ ----------------------
                                                                               (54,663)               2,988,689
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                         (1,421)                 400,482
   Hose                                                                         (2,730)                 156,214
   Meals                                                                        (8,270)                 218,725
   Lay Over                                                                        914                  611,616
   Tolls                                                                       (46,397)                 165,065
   Fines                                                                           127                   14,452
   Mileage Taxes                                                                     0                  112,494
   Insurance                                                                    (6,899)               1,816,905
                                                                  ------------------------ ----------------------
                                                                               (64,676)               3,707,074
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                  1,348                1,038,915
   Overtime Pay                                                                      0                   42,431
   Fringe Benefits                                                                  99                  690,659
   Cleaning Supplies                                                           (95,765)                 593,042
   Waste Treatment                                                              90,859                1,022,588
   Outside Contractors                                                         (47,902)                 724,582
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                    45                  100,607
                                                                  ------------------------ ----------------------
                                                                               (51,316)               4,211,539
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                     0                  772,715
   Overtime Pay                                                                      0                   53,916
   Fringe Benefits                                                                   0                  440,105
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                     0                1,266,736
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                          Reporting Period:  October 1, 2001 to October 31, 2001

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                               205,000                  958,899
   Outside Repairs                                                             (29,881)                 786,125
   Tire Repair                                                                  (4,995)                  89,458
   Shop Expense                                                                 (3,316)                 134,291
                                                                  ------------------------ ----------------------
                                                                               166,808                1,938,773
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                          3,333                   59,706
   Tractor Rent                                                                  2,326                2,541,450
   Trailer Depreciation                                                         27,485                1,044,877
   Trailer Rent                                                                 12,805                  102,087
   License                                                                         267                  952,746
   Permit                                                                          116                   96,312
   Interest                                                                          0                2,405,552
                                                                  ------------------------ ----------------------
                                                                                46,332                7,202,730
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                    219,204                3,214,937
   Utilities                                                                   105,775                  939,845
   Communication Equipment                                                           0                  101,824
   Communication Usage                                                         124,513                  716,633
   Facility Maintenance                                                         (4,564)                 291,244
   Facility Occupancy                                                           44,118                1,397,956
   Transportation General                                                       58,665                2,032,851
                                                                  ------------------------ ----------------------
                                                                               547,711                8,694,955
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            468,379                3,770,655
   Fringe Benefits                                                              33,968                  448,530
   Communications Basic                                                            591                   74,956
   Communication Services                                                          290                    7,732
   Facilities - Rents                                                            1,829                  294,855
   General Office Supplies                                                       3,866                   26,366
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                       2,619                   81,962
   Travel & Other                                                                3,940                  173,370
   Outside Services                                                             81,803                3,370,170
   Computer Software                                                               431                   36,225
   General & Admin                                                               5,069                  195,692
   Marketing Promotions                                                          2,435                    7,010
   Legal                                                                       110,741                  288,052
   Insurance                                                                    22,190                  288,363
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                      21,441                  340,006
   Other Expense/Terminal Exp.                                                       0                1,220,091
                                                                  ------------------------ ----------------------
                                                                               759,592               10,801,944
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                          Reporting Period:  October 1, 2001 to October 31, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                            BOOK VALUE AT END OF              BOOK VALUE ON
ASSETS                                                     CURRENT REPORTING MONTH            PETITION DATE

CURRENT ASSETS
   Cash                                                                 $3,151,911                       $389,571
   Restricted Cash                                                      21,035,929
   Accounts Receivable (Net)                                               840,575                     18,045,306
   Inventories                                                           2,073,839                      3,639,142
   Prepaid Expenses                                                        359,392                      2,108,548
                                                        ------------------------------ -----------------------------
         TOTAL CURRENT ASSETS                                           27,461,646                     24,182,567
                                                        ------------------------------ -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                             56,519,127                     98,199,269
   Less:  Accumulated Depreciation (Revenue)                           (36,896,079)                   (75,767,277)
   Other Property & Equipment - Cost                                    55,837,507                     72,633,319
   Less:  Accumulated Depreciation (Other)                             (41,591,609)                   (41,326,073)
                                                        ------------------------------ -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                     33,868,946                     53,739,238
                                                        ------------------------------ -----------------------------
OTHER ASSETS
   Goodwill                                                                      0                        744,016
   Other Assets                                                            400,000                        937,839
                                                        ------------------------------ -----------------------------
         TOTAL OTHER ASSETS                                                400,000                      1,681,855
                                                        ------------------------------ -----------------------------

TOTAL ASSETS                                                           $61,730,592                    $79,603,660
                                                        ============================== =============================

                                                            BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                               CURRENT REPORTING MONTH            PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
   Accounts Payable                                                      1,354,876
   Accrued Wages & Benefits                                                491,733
   Accrued Interest                                                      2,405,551
   Accrued Professional Fees (Note 1)                                    1,574,394
   Accrued Taxes (refer to FORM MOR-4)                                     141,944
   Accrued Insurance, Environmental & Other                               (938,141)
   Amounts Due to Insiders (Note 1)
                                                        ------------------------------ -----------------------------
         TOTAL POSTPETITION LIABILITIES                                  5,030,357                              0
                                                        ------------------------------ -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                         46,234,256                     46,234,256
   Priority Debt                                                         2,503,972                      9,330,355
   Unsecured Debt                                                       32,153,819                     33,125,644
                                                        ------------------------------ -----------------------------
         TOTAL PRE-PETITION LIABILITIES                                 80,892,046                     88,690,255
                                                        ------------------------------ -----------------------------

                                                        ------------------------------ -----------------------------
   TOTAL LIABILITIES                                                    85,922,404                     88,690,255
                                                        ------------------------------ -----------------------------
OWNER EQUITY
   Capital Stock                                                         8,814,434                      8,814,434
   Capital Surplus                                                      10,619,341                     10,619,341
   Retained Earnings - Pre-Petition                                    (28,520,370)                   (28,520,370)
   Retained Earnings - Post-Petition                                   (15,105,217)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                      ------------------------------- ------------------------------
   NET OWNER EQUITY                                                  (24,191,812)                     (9,086,595)
                                                      ------------------------------- ------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY                                 $61,730,592                     $79,603,660
                                                      ------------------------------- ------------------------------

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                          Reporting Period:  October 1, 2001 to October 31, 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
Federal
Withholding                                -1,511      105,006      105,006      Various        EFT          -1,511
FICA - Employee                               373       22,565       22,565      Various        EFT             373
FICA - Employer                               377       22,565       22,565      Various        EFT             377
Unemployment                               -3,719            7          702                                  -4,414
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                    -4,480      150,143      150,838                                  -5,175
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                67,508       19,376       38,443      Various        EFT          48,441
Sales                                      72,596            0            0      Various                     72,596
Income                                          0            0            0                                       0
Unemployment                               -6,049        6,049            0                                       0
Real & Personal Property                  285,887        3,371       73,523      Various                    215,735
Other                                     406,492            0       15,721      Various                    390,771
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 826,434       28,796      127,687                                 727,543
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               821,954      178,939      278,525                                 722,368
                                        ============ ============ ============ ============ ============= ============


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     1,354,876            0                               1,354,876
Accrued Wages & Benefits                               491,733                                              491,733
Accrued Interest                                     2,405,551                                            2,405,551
Accrued Professional Fees                            1,574,394                                            1,574,394
Accrued Taxes (refer to FORM MOR-4)                    141,944                                              141,944
Accrued Insurance, Environmental &                    (938,141)                                            (938,141)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            5,030,9357           0            0            0     5,030,357
                                        ============ ============ ============ ============ ============= ============


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                          Reporting Period:  October 1, 2001 to October 31, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

 Accounts Receivable Reconciliation                                                 Amount
 Total Accounts Receivable at the beginning of the reporting period               $   674,728
 + Amounts billed during the period                                                         0       (Note 1)
 - Amounts collected during the period                                               (411,880)
 - Bad Debt and other write-offs                                                     (132,438)
 + Change in Reserve                                                                2,259,000
 - Other during the period                                                        $(2,239,976)
                                                                                  -----------
 Total Accounts Receivable at the end of the reporting period                     $   149,434
                                                                                  ===========

 Accounts Receivable Aging                                                          Amount
 0 - 30 days old                                                                            0
 31 - 60 days old                                                                      58,908
 61 - 90 days old                                                                      64,482
 91 + days old                                                                         81,044
                                                                                      204,434
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                 0
 Amount considered uncollectible (Bad Debt)                                           (55,000)
                                                                                  -----------
 Accounts Receivable (Net)                                                        $   149,434
                                                                                  ===========

                              DEBTOR QUESTIONNAIRE
 Must be completed each month                                                Yes               No
 1.   Have any assets been sold or transferred outside the normal course                        X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                        X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.



Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.